   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 13, 1996


                                                     REGISTRATION NO. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                                    FORM S-1

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                            MONTEREY RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                            1311                           76-0511993
 (State or other jurisdiction of     (Primary Standard Industrial            (I.R.S. Employer
  incorporation or organization)     Classification Code Number)          Identification Number)

                             ---------------------

                5201 TRUXTUN AVENUE                                 R. GRAHAM WHALING
                   SUITE NO. 100                                   5201 TRUXTUN AVENUE
           BAKERSFIELD, CALIFORNIA 93309                              SUITE NO. 100
                  (805) 322-3992                              BAKERSFIELD, CALIFORNIA 93309
(Address, including zip code, and telephone number,                   (805) 322-3992
       including area code, of registrant's         (Name, address, including zip code, and telephone
           principal executive offices)                                  number,
                                                       including area code, of agent for service)

                                   Copies to:

      G. MICHAEL O'LEARY, ESQ.                MARC S. ROSENBERG, ESQ.
       ANDREWS & KURTH L.L.P.                 TIMOTHY G. MASSAD, ESQ.
      4200 TEXAS COMMERCE TOWER               CRAVATH, SWAINE & MOORE
        HOUSTON, TEXAS 77002                     825 EIGHTH AVENUE
           (713) 220-4200                    NEW YORK, NEW YORK 10019
                                                  (212) 474-1000

                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.
                             ---------------------

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]


     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-12201


     If this Form is a post-effective amendment filed pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

     The shares of Common Stock are not being registered for the purpose of sales outside the United States.


                   CALCULATION OF ADDITIONAL REGISTRATION FEE



============================================================================================================
                                                            PROPOSED MAXIMUM  PROPOSED MAXIMUM    AMOUNT OF
         TITLE OF EACH CLASS OF               AMOUNT TO BE   OFFERING PRICE     AGGREGATE       REGISTRATION
      SECURITIES TO BE REGISTERED              REGISTERED      PER SHARE      OFFERING PRICE      FEE(1)
------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01 per share.....    250,000(2)       $14.50        $3,625,000         $1,099
============================================================================================================



(1) Calculated pursuant to Rule 457.


(2) Amount represents an increase in the offering size from 7,900,000 shares to 8,150,000 shares of which 7,900,000 were previously registered.


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


                                EXPLANATORY NOTE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Registration No. 333-12201) filed by Monterey Resources, Inc. with the Securities and Exchange Commission on September 18, 1996, as amended by Amendment No. 1 thereto filed on October 22, 1996, Amendment No. 2 thereto filed on November 6, 1996 and Amendment No. 3 thereto filed on November 13, 1996, which was declared effective on November 13, 1996, are incorporated herein by reference.

      EXHIBITS
      --------
         5.1         -- Opinion of Andrews & Kurth L.L.P. as to the legality of the securities being registered.

        23.1         -- Consent of Andrews & Kurth L.L.P. (included in Exhibit 5.1).

        23.2         -- Consent of Price Waterhouse LLP.

        23.3         -- Consent of Ryder Scott Company.

       *24.1         -- Powers of Attorney.


---------------


*Incorporated by reference to the Registrant's Registration Statement on Form

 S-1, as amended (Registration No. 333-12201).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas, on November 13, 1996.


                                            MONTEREY RESOURCES, INC.

                                            By:  /s/  R. GRAHAM WHALING
                                            ------------------------------------
                                                     R. Graham Whaling
                                                  Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                  SIGNATURE                              TITLE                    DATE
---------------------------------------------  --------------------------  ------------------
           /s/  R. GRAHAM WHALING              Chairman of the Board,       November 13, 1996
---------------------------------------------    Chief Executive Officer
              R. Graham Whaling                  and Director (Principal
                                                 Executive and Financial
                                                 Officer)

            /s/  SCOTT D. HEFLIN               Controller                   November 13, 1996
---------------------------------------------
               Scott D. Heflin

             /s/  JAMES L. PAYNE*              Director                     November 13, 1996
---------------------------------------------
               James L. Payne

              /s/  HUGH L. BOYT*               Director                     November 13, 1996
---------------------------------------------
                Hugh L. Boyt

             /s/  CRAIG A. HUFF*               Director                     November 13, 1996
---------------------------------------------
                Craig A. Huff

           /s/  MICHAEL A. MORPHY*             Director                     November 13, 1996
---------------------------------------------
              Michael A. Morphy

             /s/  ROBERT F. VAGT*              Director                     November 13, 1996
---------------------------------------------
               Robert F. Vagt

         /s/  ROBERT J. WASIELEWSKI*           Director                     November 13, 1996
---------------------------------------------
            Robert J. Wasielewski

        *By:   /s/  TERRY L. ANDERSON
---------------------------------------------
              Terry L. Anderson
              Attorney-in-fact

                               INDEX TO EXHIBITS


      EXHIBITS                              DESCRIPTION
      --------                              -----------
         5.1         -- Opinion of Andrews & Kurth L.L.P. as to the legality of the securities being registered.
        23.1         -- Consent of Andrews & Kurth L.L.P. (included in Exhibit 5.1).
        23.2         -- Consent of Price Waterhouse LLP.
        23.3         -- Consent of Ryder Scott Company.
      * 24.1         -- Powers of Attorney.


---------------


*Incorporated by reference to the Registrant's Registration Statement on Form
 S-1, as amended (Registration No. 333-12201).